UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
January 29, 2009

TECHE HOLDING COMPANY
(Exact name of Registrant as specified in its Charter)

Louisiana	1-13712	72-1287456
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

211 Willow Street, Franklin, Louisiana	70538
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(337) 560-7151

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐        Pre-commencement to communications pursuant to Rule 13e-4(c) under the Exchange Act

                                                         Section 2 – Financial Information

Item 2.02. Results of Operations and Financial Condition.

On January 29, 2009, the Registrant issued a press release to report earnings for the quarter ended December 31, 2008. Subsequent to the issuance of the press release, the Registrant became aware of non-material corrections to certain of the financial data included in the press release relating to non-interest income and non-interest expense for the period ended September 30, 2008, which corrections did not impact net income. A copy of the corrected press release is furnished with this Form 8-K as Exhibit 99 and is incorporated herein by reference.

Section 9 –Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit 99 - Press Release dated January 29, 2009, as corrected

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

TECHE HOLDING COMPANY
/s/ J.L. Chauvin
Date: January 29, 2009	By:	J. L. Chauvin Senior Vice President, Treasurer and Chief Financial Officer